NOTICE OF WITHDRAWAL OF TENDER

Regarding Shares of Limited Liability Company Interest In

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

Tendered Pursuant to the Offer to Purchase
Dated March 27, 2020

The Offer will expire at, and this Notice of Withdrawal must be received by, 12:00 midnight, Eastern Time, on April 24, 2020, unless the Offer is extended.

Complete this Notice of Withdrawal and return by Mail or E-Mail to:

By Mail:
Grosvenor Funds
c/o BNY Mellon TA Alternative Investment RIC Funds
4400 Computer Drive
Westborough, MA 01581

Phone:  (877) 355-1469

By E-Mail:
grosvenordeinvservices@bnymellon.com
Please include the words "Grosvenor Funds Tender Documents" in the subject line.

You are responsible for confirming that this Notice of Withdrawal is received by the Fund.

Notice of Withdrawal of Tender – TI 1 (GSLLC)	Page 1

Ladies and Gentlemen:

The undersigned hereby withdraws the tender of its shares of limited liability company interest (“Shares”) in Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the “Fund”), for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated _____________________.

This tender was in the amount of:
☐  All Shares
☐  Portion of Shares expressed as a specific dollar value: $_____________________

Partial tenders are subject to maintenance of a minimum account balance of at least $25,000.  The undersigned understands that if the undersigned tenders an amount that would cause the undersigned's account balance to fall below $25,000, the Fund reserves the right to reduce the amount to be purchased from the undersigned so a minimum $25,000 account balance is maintained.

The undersigned recognizes that upon submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Shares previously tendered will not be purchased by the Fund.

FOR INDIVIDUAL INVESTORS (including spouses invested jointly):

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

FOR ENTITY INVESTORS (e.g., trusts, endowments, foundations, corporations, and partnerships):

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Notice of Withdrawal of Tender – TI 1 (GSLLC)	Page 2

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

Notice of Withdrawal of Tender – TI 1 (GSLLC)	Page 3

NOTICE OF WITHDRAWAL OF TENDER

Regarding Shares of Limited Liability Company Interest In

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

Tendered Pursuant to the Offer to Purchase
Dated March 27, 2020

The Offer will expire at, and this Notice of Withdrawal must be received by, 12:00 midnight, Eastern Time, on April 24, 2020, unless the Offer is extended.

Complete this Notice of Withdrawal and return by Mail, Fax or E-Mail to your Portfolio Manager, Financial Adviser or registered representative, as applicable.

You are responsible for confirming that this Notice of Withdrawal is received by your Portfolio Manager, Financial Adviser or registered representative, as applicable.

Notice of Withdrawal of Tender – TI 1 (ML)	Page 1

Ladies and Gentlemen:

The undersigned hereby withdraws the tender of its shares of limited liability company interest (“Shares”) in Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the “Fund”), for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated _____________________.

This tender was in the amount of:
☐  All Shares
☐  Portion of Shares expressed as number of units: _____________________

Partial tenders are subject to maintenance of a minimum account balance of at least $25,000.  The undersigned understands that if the undersigned tenders an amount that would cause the undersigned's account balance to fall below $25,000, the Fund reserves the right to reduce the amount to be purchased from the undersigned so a minimum $25,000 account balance is maintained.

The undersigned recognizes that upon submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Shares previously tendered will not be purchased by the Fund.

FOR INDIVIDUAL INVESTORS (including spouses invested jointly):

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

FOR ENTITY INVESTORS (e.g., trusts, endowments, foundations, corporations, and partnerships):

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Notice of Withdrawal of Tender – TI 1 (ML)	Page 2

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

Notice of Withdrawal of Tender – TI 1 (ML)	Page 3

NOTICE OF WITHDRAWAL OF TENDER

Regarding Shares of Limited Liability Company Interest In

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

Tendered Pursuant to the Offer to Purchase
Dated March 27, 2020

The Offer will expire at, and this Notice of Withdrawal must be received by, 12:00 midnight, Eastern Time, on April 24, 2020, unless the Offer is extended.

Complete this Notice of Withdrawal and return by Mail, E-Mail or Fax to:

By Mail:
Grosvenor Funds
c/o BNY Mellon TA Alternative Investment RIC Funds
4400 Computer Drive
Westborough, MA 01581

Phone:  (877) 355-1469

By E-Mail:
grosvenordeinvservices@bnymellon.com
Please include the words "Grosvenor Funds Tender Documents" in the subject line.

By Fax:
(508) 599-6042

You are responsible for confirming that this Notice of Withdrawal is received by the Fund.

Notice of Withdrawal of Tender – TI 1 (Schwab)	Page 1

Ladies and Gentlemen:

The undersigned hereby withdraws the tender of its shares of limited liability company interest (“Shares”) in Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the “Fund”), for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated _____________________.

Schwab Account Number:

This tender was in the amount of:
☐  All Shares
☐  Portion of Shares expressed as a specific dollar value: $ _____________________

Partial tenders are subject to maintenance of a minimum account balance of at least $25,000.  The undersigned understands that if the undersigned tenders an amount that would cause the undersigned's account balance to fall below $25,000, the Fund reserves the right to reduce the amount to be purchased from the undersigned so a minimum $25,000 account balance is maintained.

The undersigned recognizes that upon submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Shares previously tendered will not be purchased by the Fund.

FOR INDIVIDUAL INVESTORS (including spouses invested jointly):

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

FOR ENTITY INVESTORS (e.g., trusts, endowments, foundations, corporations, and partnerships):

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Notice of Withdrawal of Tender – TI 1 (Schwab)	Page 2

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

Notice of Withdrawal of Tender – TI 1 (Schwab)	Page 3